SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 9, 1999

                           FIRST SECURITY CORPORATION
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              Exact name of registrant as specified in its charter

      Delaware                          1-6906                  87-6118148
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State or other jurisdiction       Commission File No.         IRS Employer ID #
of incorporation

         79 South Main, P.O. Box 30006, Salt Lake City, Utah 84130-0006
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               Address and zip code of principal executive offices

                                 (801) 246-5706
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                          Registrant's telephone number

Item 5.  Other Events

         On January 8, 1999, the Registrant filed its Registration Statement on Form S-4, File No. 333-69379. The Prospectus/Information Statement described risks associated with the merger transaction. This Current Report on Form 8-K is incorporated by reference into the S-4 Registration Statement and related Prospectus/Information Statement.

         The text of the Van Kasper disclosure is attached as Exhibit 99.1 attached hereto. The text of the agreement between the Registrant and Van Kasper concerning the subject matter of the disclosure is attached as Exhibit 99.2 attached hereto.

Exhibits

      99.1     Van Kasper Disclosure Statement

      99.2 First Security/Van Kasper Agreement, dated February 8, 1999, relating to certain litigation.

                                                    FIRST SECURITY CORPORATION

                                                    /s/ Brad D. Hardy
                                                    ----------------------------
                                                    Brad D. Hardy
                                                    Executive Vice President and
                                                    Chief Financial Officer
Dated:  February 9, 1999